UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 29, 2004

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	06-1110906
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

37 N. ORANGE AVENUE, SUITE 500

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 926-6615

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 926-6616

(REGISTRANT’S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREHOLDINGS.COM

(REGISTRANT’S WEBSITE ADDRESS)

ITEM 7.	Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits.

99.1	Press release dated April 29, 2004 containing our financial results for the three months ended March 31, 2004 and a teleconference regarding the Company’s financial results.

ITEM 9.	Regulation FD Disclosure

On April 29, 2004, we reported our financial results for the three months ended March 31, 2004 and the Company has announced it will host a teleconference beginning at 4:15p.m Eastern to discuss the Companies’ financial results, corporate progression and other developments. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to “Item 12, Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date:	April 29, 2004	By:	/s/ RANDY LUBINSKY

Chief Executive Officer and Director

Date:	April 29, 2004	By:	/s/ MARK SZPORKA

Chief Financial Officer, Secretary and Director